                            SHARE OWNERSHIP AGREEMENT

     THIS SHARE OWNERSHIP AGREEMENT is made as of the 31st day of January, 2001, by and among CBL & Associates Properties, Inc., CBL & Associates, Inc., LebFam, Inc., Charles B. Lebovitz, Stephen D. Lebovitz, Jacobs Realty Investors Limited Partnership, Richard E. Jacobs, solely as trustee for the Richard E. Jacobs Revocable Living Trust, and Richard E. Jacobs, solely as trustee for the David
H. Jacobs Marital Trust.

                                   WITNESSETH:
                                   -----------

     WHEREAS, the Master Contribution Agreement dated September 25, 2000 among Jacobs Realty Investors Limited Partnership, Richard E. Jacobs, solely as Trustee for the Richard E. Jacobs Revocable Living Trust, Richard E. Jacobs, solely as Trustee for the David H. Jacobs Marital Trust, CBL & Associates, Inc. and CBL & Associates Limited Partnership, as amended, (the "Master Contribution Agreement"), requires that the Board of Directors of CBL & Associates Properties, Inc. (the "Corporation") adopt a Resolution in the form set forth in
Schedule 4.15(b)-2 to the Master Contribution Agreement (the "Resolution");

     WHEREAS, the Master Contribution Agreement requires that the Corporation seek to have its Amended and Restated Certificate of Incorporation, dated November 2, 1993, as amended by the Certificate of Amendment to the Amended and Restated Certificate of Incorporation, dated May 2, 1996, as supplemented by the Certificate of Designation, dated June 25, 1998, and the Certificate of Designation, dated April 30, 1999 (the "Certificate of Incorporation") further amended in the manner set forth in Schedule 4.15(b)-1 to the Master Contribution Agreement (the "Charter Amendment");

     WHEREAS, the Resolution and the Charter Amendment provide that if the Lebovitz Group or a member thereof or the Jacobs Group or a member thereof would otherwise Beneficially Own or Constructively Own shares of Capital Stock in excess of the Lebovitz Permitted Ownership Amount, in the case of the Lebovitz Group and its members, or the Jacobs Permitted Ownership Amount, in the case of the Jacobs Group and its members, then such excess shares of Equity Stock shall be designated Shares-in-Trust and, in accordance with subparagraph E of Article IV of the Certificate of Incorporation, transferred automatically and by operation of law to a Trust; provided, however, that such rule will not apply where the Beneficial and Constructive Ownership of shares of Equity Stock by the Jacobs Group and its members, or the Lebovitz Group and its members, as the case may be, would not violate the limitations that would be imposed upon such group and its members if there were no special references to such group and its members in the Certificate of Incorporation or the Resolution;

     WHEREAS, the parties hereto desire, for purposes of the Resolution and the Charter Amendment, to specify the initial Lebovitz Permitted Ownership Amount and Jacobs Permitted Ownership Amount and to specify how such amounts shall be adjusted;

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the partie hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     1.1. The following terms shall have the following meanings when used in this Agreement.

     "Jacobs Permitted Ownership Amount" shall mean 4,690,000 shares of Common Stock, as adjusted pursuant to the provisions of Article II hereof.

     "Lebovitz Permitted Ownership Amount" shall mean 6,300,000 shares of Common Stock, as adjusted pursuant to the provisions of Article II hereof.

     "Standard Beneficial Ownership Limit" shall mean the percentage of the outstanding Equity Stock of the Corporation referred to in clause (A) of the definition of "Beneficial Ownership Limit" set forth in the Certificate of Incorporation.

     "Units" shall mean interests in CBL & Associates Limited Partnership, or any successor thereto, or any similar entity, which interests are, by their terms or the terms of the governing instruments of such entity, convertible into or exchangeable for shares of Common Stock of the Corporation.

     1.2. Terms used but not defined in this Agreement have the meanings given such terms in the Resolution and Charter Amendment or, if no meaning is given such terms in the Resolution or Charter Amendment, the meanings given such term in the Corporation's Certificate of Incorporation as of the date hereof.

                                   ARTICLE II

                                   ADJUSTMENTS

     2.1. The Jacobs Permitted Ownership Amount and the Lebovitz Permitted Ownership Amount shall be increased as appropriate to reflect stock splits and similar changes to the Common Stock and shall be decreased as appropriate to reflect reverse stock splits and similar changes to the Common Stock.

     2.2. In the event of an issuance of Common Stock by the Corporation other than an issuance of Common Stock (i) to the extent described in Section 2.3 below or (ii) to a member of the Lebovitz Group or the Jacobs Group upon the conversion or exchange of Units, the Jacobs Permitted Ownership Amount and the Lebovitz Permitted Ownership Amount will each be increased by 15.995% of the number of shares of Common Stock issued.

     2.3. The Jacobs Permitted Ownership Amount and the Lebovitz Permitted Ownership Amount shall not be increased in the event of an issuance of Common Stock other than for cash, to the extent that (i) in connection with such issuance (or the earlier issuance of Units or securities convertible into Common Stock) the Corporation agrees that the Person (who is not a member of the Jacobs Group or the Lebovitz Group) to whom the Common Stock is issued shall be subject to a Beneficial Ownership Limit in excess of the Standard Beneficial Ownership Limit, (ii) such special Beneficial Ownership Limit is necessary to permit the Person to Beneficially Own at such times as may be agreed all of the shares of Common Stock issued or to be issued to such Person (treating all Units held by such Person as converted or exchanged for shares of Common Stock) and (iii) the increases in the Jacobs Permitted Ownership Amount and the Lebovitz Permitted Ownership Amount that would otherwise be required by Section 2.2 would have precluded the creation of such special Beneficial Ownership Limit.

     2.4. In the event of a repurchase of Common Stock by the Corporation other than from a member of the Lebovitz Group or Jacobs Group, the Jacobs Permitted Ownership Amount shall be reduced by 15.995% of the number of shares of Common Stock repurchased; provided that if prior to such repurchase a portion of the Jacobs Permitted Ownership Amount has been reallocated to the Lebovitz Permitted Ownership Amount pursuant to Section 2.10 hereof, then the repurchase will not result in a reduction of the Jacobs Permitted Ownership Amount to the extent that the Jacobs Permitted Ownership Amount would otherwise have been reduced below an amount equal to the lesser of 4,690,000 shares of Common Stock or the total number of shares of Common Stock Beneficially Owned or Constructively Owned by the Jacobs Group at the time of the repurchase (treating all Units Beneficially or Constructively Owned by the Jacobs Group as exchanged for shares of the Corporation's Common Stock), but instead the repurchase will cause a reduction in the Lebovitz Permitted Ownership Amount in an amount, not to exceed the capacity previously reallocated to the Lebovitz Permitted Ownership Amount pursuant to Section 2.10 hereof, by the amount that the Jacobs Permitted Ownership Amount would but for this proviso otherwise have been reduced.

     2.5. In the event of a repurchase of Common Stock by the Corporation other than from a member of the Jacobs Group or Lebovitz Group, the Lebovitz Permitted Ownership Amount shall be reduced by 15.995% of the number of shares of Common Stock repurchased; provided that if prior to such repurchase a portion of the Lebovitz Permitted Ownership Amount has been reallocated to the Jacobs Permitted Ownership Amount pursuant to Section 2.11 hereof, then the repurchase will not result in a reduction of the Lebovitz Permitted Ownership Amount to the extent that the Lebovitz Permitted Ownership Amount would otherwise have been reduced below an amount equal to the lesser of 6,300,000 shares of Common Stock or the total number of shares of Common Stock Beneficially or Constructively Owned by the Lebovitz Group at the time of the repurchase (treating all Units Beneficially Owned or Constructively Owned by the Lebovitz Group as exchanged for shares of the Corporation's Common Stock), but instead the repurchase will cause a reduction in the Jacobs Permitted Ownership Amount in an amount, not to exceed the capacity previously reallocated to the Jacobs Permitted Ownership Amount pursuant to Section 2.11 hereof, by the amount that the Lebovitz Permitted Ownership Amount would but for this proviso otherwise have been reduced.

     2.6. In the event of a repurchase of Common Stock by the Corporation from a member of the Jacobs Group, the Jacobs Permitted Ownership Amount shall be reduced by 31.99% of the number of shares of Common Stock repurchased.

     2.7. In the event of a repurchase of Common Stock by the Corporation from a member of the Lebovitz Group, the Lebovitz Permitted Ownership Amount shall be reduced by 31.99% of the number of shares of Common Stock repurchased.

     2.8. If Beneficial Ownership or Constructive Ownership by the Jacobs Group of shares of Common Stock equal to the Jacobs Permitted Ownership Amount would otherwise result in either (i) a violation of clause (A) or clause (E) of the definition of "Beneficial Ownership Limit" in the Resolution or (ii) a violation of the definition of "Constructive Ownership Limit" in the Resolution, then, to the extent that such result would not occur but for acquisitions of Beneficial Ownership or Constructive Ownership of Equity Shares by the Lebovitz Group or its members pursuant to a transaction or event occurring after September 25, 2000 that did not result in an increase in the number of shares of Equity Stock deemed outstanding for purposes of applying Section 856(a)(6) of the Code ("Lebovitz Open Market Transactions"), the Lebovitz Permitted Ownership Amount shall be reduced to the extent necessary to permit Beneficial Ownership by the Jacobs Group of the Jacobs Permitted Ownership Amount without violating the Beneficial Ownership Limit or the Constructive Ownership Limit in the manner described above. The reduction in the Lebovitz Permitted Ownership Amount described in the preceding sentence shall be deemed to occur immediately before the acquisition by the Jacobs Group or a member thereof of Beneficial Ownership or Constructive Ownership of Common Stock that would otherwise have violated the limitations described above. The number of shares of Equity Stock which the Lebovitz Group shall be treated as having acquired in Lebovitz Open Market Transactions for purposes of this Section 2.8 shall be reduced to reflect transactions and other events occurring after September 25, 2000 which decrease the number of shares of Equity Stock Beneficially or Constructively Owned by the Lebovitz Group and its members.

     2.8A. If Beneficial Ownership or Constructive Ownership by the Jacobs Group of shares of Common Stock equal to the Jacobs Permitted Ownership Amount would result in either (i) a violation of clause (B) or clause (F) of the definition of "Beneficial Ownership Limit" in the Certificate of Incorporation but for the proviso set forth in such definition or (ii) a violation of clause (B) of the definition of "Constructive Ownership Limit" but for the proviso set forth in such definition, then, to the extent that such result would not have occurred but for Lebovitz Open Market Transactions, the Lebovitz Permitted Ownership Amount shall be reduced to the extent necessary to permit Beneficial Ownership by the Jacobs Group of the Jacobs Permitted Ownership Amount without violating the Beneficial Ownership Limit or the Constructive Ownership Limit in the manner described above. The reduction in the Lebovitz Permitted Ownership Amount described in the preceding sentence shall be deemed to occur immediately before the acquisition by the Jacobs Group or a member thereof of Beneficial Ownership or Constructive Ownership of Common Stock that would otherwise have violated the limitations described above. The number of shares of Equity Stock which the Lebovitz Group shall be treated as having acquired in Lebovitz Open Market Transactions for purposes of this Section 2.8A shall be reduced to reflect transactions and other events occurring after September 25, 2000 which decrease the number of shares of Equity Stock Beneficially or Constructively Owned by the Lebovitz Group and its members.

     2.9. If Beneficial Ownership or Constructive Ownership by the Lebovitz Group of shares of Common Stock equal to the Lebovitz Permitted Ownership Amount would otherwise result in either (i) a violation of clause (A) or clause (B) of the definition of "Beneficial Ownership Limit" in the Resolution or (ii) a violation of the definition of "Constructive Ownership Limit" in the Resolution, then, to the extent that such result would not occur but for acquisitions of Beneficial Ownership or Constructive Ownership of Equity Shares by the Jacobs Group or its members pursuant to a transaction or event occurring after September 25, 2000 that did not result in an increase in the number of shares of Equity Stock deemed outstanding for purposes of applying Section 856(a)(6) of the Code ("Jacobs Open Market Transactions"), the Jacobs Permitted Ownership Amount shall be reduced to the extent necessary to permit Beneficial Ownership by the Lebovitz Group of the Lebovitz Permitted Ownership Amount without violating the Beneficial Ownership Limit or the Constructive Ownership Limit in the manner described above. The reduction in the Jacobs Permitted Ownership Amount described in the preceding sentence shall be deemed to occur immediately before the acquisition by the Lebovitz Group or a member thereof of Beneficial Ownership or Constructive Ownership of Common Stock that would otherwise have violated the limitations described above. The number of shares of Equity Stock which the Jacobs Group shall be treated as having acquired in Jacobs Open Market Transactions for purposes of this Section 2.9 shall be reduced to reflect transactions and other events occurring after September 25, 2000 which decrease the number of shares of Equity Stock Beneficially or Constructively Owned by the Jacobs Group and its members.

     2.9A. If Beneficial Ownership or Constructive Ownership by the Lebovitz Group of shares of Common Stock equal to the Lebovitz Permitted Ownership Amount would result in either (i) a violation of clause (B) or clause (C) of the definition of "Beneficial Ownership Limit" in the Certificate of Incorporation but for the proviso set forth in such definition or (ii) a violation of clause
(B) of the definition of "Constructive Ownership Limit" but for the proviso set forth in such definition, then, to the extent that such result would not have occurred but for Jacobs Open Market Transactions, the Jacobs Permitted Ownership Amount shall be reduced to the extent necessary to permit Beneficial Ownership by the Lebovitz Group of the Lebovitz Permitted Ownership Amount without violating the Beneficial Ownership Limit or the Constructive Ownership Limit in the manner described above. The reduction in the Jacobs Permitted Ownership Amount described in the preceding sentence shall be deemed to occur immediately before the acquisition by the Lebovitz Group or a member thereof of Beneficial Ownership or Constructive Ownership of Common Stock that would otherwise have violated the limitations described above. The number of shares of Equity Stock which the Jacobs Group shall be treated as having acquired in Jacobs Open Market Transactions for purposes of this Section 2.9A shall be reduced to reflect transactions and other events occurring after September 25, 2000 which decrease the number of shares of Equity Stock Beneficially or Constructively Owned by the Jacobs Group and its members.

     2.10. To the extent that the Jacobs Permitted Ownership Amount exceeds the total number of shares of Common Stock Beneficially Owned or Constructively Owned by the members of the Jacobs Group, treating all Units Beneficially or Constructively Owned by such members as exchanged for shares of the Corporation's Common Stock, then the Jacobs Permitted Ownership Amount will be reduced by the amount of such excess and there shall be a corresponding increase in the Lebovitz Permitted Ownership Amount.

     2.11. To the extent that the Lebovitz Permitted Ownership Amount exceeds the total number of shares of Common Stock Beneficially Owned or Constructively Owned by the members of the Lebovitz Group, treating all Units Beneficially or Constructively Owned by such members as exchanged for shares of the Corporation's Common Stock, and such excess has existed for at least one year, then the Lebovitz Permitted Ownership Amount will be reduced by the amount of such excess and there shall be a corresponding increase in the Jacobs Permitted Ownership Amount.

     2.12. Adjustments to the Lebovitz Permitted Ownership Amount and the Jacobs Permitted Ownership Amount under this Article II shall be computed from September 25, 2000.

     2.13. Notwithstanding anything in this Article II to the contrary, in no event shall any adjustment hereunder result in the Lebovitz Permitted Ownership Amount being less than that permitted by the Standard Beneficial Ownership Limit and in no event shall any adjustment hereunder result in the Jacobs Permitted Ownership Amount being less than 200% of the Standard Beneficial Ownership Limit.

                                   ARTICLE III

                                  MODIFICATIONS

     3.1. The Corporation and the other parties agree that clauses (A) through
(E) of the definition of "Beneficial Ownership Limit" in the Resolution may be modified by the Board of Directors of the Corporation pursuant to subparagraph D(10) of Article IV of the Certificate of Incorporation without the consent of the parties hereto only in accordance with the restrictions set forth in this
Article III.

     3.2. (a) The Corporation and the other parties hereto agree that, except as explicitly permitted by Section 3.2(b) hereof or Section 3.2(e) hereof, in no event may (i) any of clauses (A) through (E) of the definition of "Beneficial Ownership Limit" in the Resolution be modified or amended or (ii) there be any modification to the definition of "Beneficial Ownership Limit" in the Certificate of Incorporation in any manner that, in either case, would either
(x) reduce at any time the Jacobs Permitted Ownership Amount or otherwise limit in any way the right of the Jacobs Group and its members to acquire Beneficial Ownership of shares of Equity Stock or (y) reduce at any time the Lebovitz Permitted Ownership Amount or otherwise limit in any way the right of the Lebovitz Group and its members to acquire Beneficial Ownership of shares of Equity Stock.

          (b) An amendment or modification that would otherwise be prohibited by
     Section 3.2(a) hereof shall be permitted if all of the following requirements are satisfied:

          (i) the amendment or modification creates (x) an ownership limit that applies on an aggregate basis to (I) the Jacobs Group and its members, (II) the Lebovitz Group and its members and (III) an additional Person or group (such Person or group, the "Third Holder") to which shares of the Corporation's Equity Stock or Units are being issued by the Corporation or may be issued by the Corporation in exchange for or on the conversion of Units of CBL & Associates Limited Partnership or interests in another entity in which the Corporation or

     CBL & Associates Limited Partnership has an interest, and (y) a "permitted ownership amount" with respect to the Third Holder;

          (ii) the amendment or modification would not limit in any manner or circumstance the ability of the Jacobs Group and its members to convert or exchange Units into a number of shares of Common Stock equal to the Jacobs Permitted Ownership Amount, except to the extent that the Jacobs Group or its members have acquired shares of Common Stock in a Jacobs Open Market Transaction prior to such conversion or exchange and such acquisitions have used ownership capacity under the Beneficial Ownership Limit that would otherwise have been used by such conversions or exchanges;

          (iii) the amendment or modification would not limit in any manner or circumstance the ability of the Lebovitz Group and its members to convert or exchange Units into a number of shares of Common Stock equal to the Lebovitz Permitted Ownership Amount, except to the extent that the Lebovitz Group or its members have acquired shares of Common Stock in a Lebovitz Open Market Transaction prior to such conversion or exchange and such acquisitions have used ownership capacity under the Beneficial Ownership Limit that would otherwise have been used by such conversions or exchanges;

          (iv) the amendment or modification (together with any prior amendments or modifications permitted by this Section 3.2) would not have the effect, in any circumstance, of restricting or limiting the ability of the Jacobs Group and its members to acquire Beneficial Ownership in a Jacobs Open Market Transaction (and assuming that immediately prior to such acquisition the Jacobs Group and its members Beneficially Owned no more than 50 shares of Common Stock) at least (i) 2,908,000 shares of Common Stock if the Charter Amendment has not been approved or (ii) 3,559,000 shares of Common Stock if the Charter Amendment has been approved;

          (v) the amendment or modification (together with any prior amendments or modifications permitted by this Section 3.2) would not have the effect, in any circumstance, of restricting or limiting the ability of the Lebovitz Group and its members to acquire Beneficial Ownership in a Lebovitz Open Market Transaction (and assuming that immediately prior to such acquisition the Lebovitz Group and its members Beneficially Owned no more than 2,187,000 shares of Common Stock) at least (i) 2,551,000 shares of Common Stock if the Charter Amendment has not been approved or (ii) 3,236,000 shares of Common Stock if the Charter Amendment has been approved;

          (vi) except as described in clause (viii) below, such amendment or modification (x) would not affect increases in the Jacobs Permitted Ownership

     Amount and the Lebovitz Permitted Ownership Amount occurring as a result of an event described in Section 2.2 hereof (relating to the issuance of Common Stock by the Corporation) and (y) shall provide that, on the occurrence of an event described in Section 2.2 hereof (relating to an issuance of Common Stock by the Corporation) the permitted ownership amount (or equivalent concept) for the Third Holder shall increase by a number of shares of Common Stock equal to the product of (i) the percentage specified in the Standard Beneficial Ownership Limit and (ii) the number of shares of Common Stock issued in the event;

          (vii) except as provided in clause (ix) below, following such amendment or modification, upon an event described in Section 2.4 and
     Section 2.5 hereof (other than a repurchase by the Corporation of Common Stock Beneficially Owned by the Third Holder) the permitted ownership amount (or equivalent concept) of the Third Holder, the Jacobs Permitted Ownership Amount and the Lebovitz Permitted Ownership shall each be decreased by a percentage of the total number of shares repurchased that equals one-third of the percentage Beneficial Ownership Limit that applies on an aggregate basis to the Third Holder, the Jacobs Group and the Lebovitz Group;

          (viii) such amendment or modification provides that where, following an event described in Section 2.4 and 2.5 hereof, other than a repurchase of Common Stock Beneficially Owned by the Third Holder, (the "Reduction Event") as to which the Jacobs Permitted Ownership Amount and the Lebovitz Permitted Ownership Amount were decreased in the manner described in
     Section 3.2(b)(vii) above, an event described in Section 2.2 hereof occurs, the Jacobs Permitted Ownership Amount and the Lebovitz Permitted Ownership Amount will each be increased by a percentage of the shares of Common Stock issued by the Corporation that equals the percentage provided pursuant to
     Section 3.2(b)(vii), until each of the Jacobs Permitted Ownership Amount and the Lebovitz Permitted Ownership Amount equals what it was immediately before the Reduction Event, and subsequently Section 2.2 hereof shall be applied without regard to this Section 3.2(b)(viii);

          (ix) such amendment or modification provides that where, following an event described in Section 2.2 hereof (the "Increase Event") as to which the Jacobs Permitted Ownership Amount and Lebovitz Permitted Ownership Amounts were increased, an event described in Section 2.4 and Section 2.5 occurs (other than a repurchase of shares of Common Stock Beneficially Owned by the Third Holder), the Jacobs Permitted Ownership Amount and the Lebovitz Permitted Ownership Amount will each be decreased by a percentage of the shares of Common Stock repurchased by the Corporation that equals the percentage specified in Section 2.2, until each of the Jacobs Permitted Ownership Amount and the Lebovitz Permitted ownership Amount equals what it was immediately before the Increase Event, and subsequently Sections 2.4 and
     2.5 hereof shall be applied without regard to this Section 3.2(b)(ix);

          (x) such amendment or modification provides that in the event of a repurchase by the Corporation of Common Stock Beneficially Owned by the Third Holder, (I) the permitted ownership amount (or equivalent concept) of the Third Holder shall be reduced by a number of shares of Common Stock equal to the product of (i) the number of shares repurchased and (ii) the percentage specified in the aggregate Beneficial Ownership Limit applicable to the Jacobs Group and its members, the Lebovitz Group and its members and such Person or group and (II) there shall be no decrease in either the Jacobs Permitted Ownership Amount or the Lebovitz Permitted Ownership Amount;

          (xi) notwithstanding Section 2.6 hereof, such amendment or modification provides that in the event of a repurchase of Common Stock by the Corporation from a member of the Jacobs Group, the Jacobs Permitted Ownership Amount shall be reduced by a number of shares of Common Stock equal to the product of (i) the number of shares repurchased and (ii) the percentage specified in the aggregate Beneficial Ownership Limit applicable to the Jacobs Group and its members, the Lebovitz Group and its members and the Third Holder;

          (xii) notwithstanding Section 2.7 hereof, such amendment or modification provides that in the event of a repurchase of Common Stock by the Corporation from a member of the Lebovitz Group, the Lebovitz Permitted Ownership Amount shall be reduced by a number of shares of Common Stock equal to the product of (i) the number of shares repurchased and (ii) the percentage specified in the aggregate Beneficial Ownership Limit applicable to the Jacobs Group and its members, the Lebovitz Group and its members and the Third Holder; and

          (xiii) the amendment or modification complies with the restrictions imposed by Section 3.3 hereof.

          (c) The references to 2,908,000 and 3,559,000 shares of Common Stock in Section 3.2(b)(iv) and to 2,551,000 and 3,236,000 shares of Common Stock in Section 3.2(b)(v) hereof shall be appropriately adjusted to reflect stock splits, stock dividends, reverse stock splits, share issuances, share repurchases and similar events occurring after the date hereof.

          (d) In connection with an amendment or modification permitted by
     Section 3.2 hereof, the percentages referred to in Sections 2.4 and 2.5 may be amended, provided that in no event may the percentage referred to in
     Section 2.5 be less than the percentage referred to in Section 2.4.

          (e) If an amendment or modification that would otherwise be prohibited by Section 3.2(a) hereof would satisfy all of the requirements of Section 3.2(b) hereof except for requirements relating to the Jacobs Group, the Jacobs Permitted Ownership Amount, or the ability of the Jacobs Group or any of its members to acquire Beneficial Ownership of Common Stock, either through conversions or exchanges of Units or otherwise, then such amendment or modification may be made notwithstanding that it otherwise fails to satisfy Section 3.2(b) hereof if and only if JRI has provided its prior written consent to such amendment. If an amendment or modification that would otherwise be prohibited by Section 3.2(a) hereof would satisfy all of the requirements of Section 3.2(b) hereof except for requirements relating to the Lebovitz Group, the Lebovitz Permitted Ownership Amount, or the ability of the Lebovitz Group or any of its members to acquire Beneficial Ownership of Common Stock, either through conversions or exchanges of Units or otherwise, then such amendment or modification may be made notwithstanding that it otherwise fails to satisfy Section 3.2(b) hereof if and only if LebFam has provided its prior written consent to such amendment.

     3.3. The Corporation agrees that where modifications to clauses (A) through
(E) of the definition of "Beneficial Ownership Limit" in the Resolution are permitted by Section 3.2 above, such modifications shall be made only in accordance with the following restrictions:

          (i) the decrease in the percentage referred to in clause (A) shall be split equally in decreasing the percentages referred to in clauses (B) and
     (E);

          (ii) the percentage referred to in clause (C) will always be less than the percentage referred to in clause (D) by an amount equal to the amount of the Standard Beneficial Ownership Limit;

          (iii) the percentage referred to in clause (E) may never be higher than the percentage referred to in clause (B); and

          (iv) the percentage referred to in clause (A) may never be less than 300% of the Standard Beneficial Ownership Limit, the percentages referred to in clauses (B) and (E) may never be less than 200% of the Standard Beneficial Ownership Limit, the percentage referred to in clause (C) may never be less than the Standard Beneficial Ownership Limit and the percentage referred to in clause (D) may never be less than 200% of the Standard Beneficial Ownership Limit.

     3.4. The Corporation agrees that no modification of the definition of "Constructive Ownership Limit" adverse to the Jacobs Group or its members or the Lebovitz Group or its members will be permitted without the consent of Jacobs Realty Investors Limited partnership, a Delaware limited partnership ("JRI") and LebFam, Inc., a Tennessee corporation ("LebFam"); provided that the Equity Stock ownership percentage referred in the definition of "Constructive Ownership Limit" may be modified so that such percentage is the same as or greater than the percentage referred to in clause (A) of the definition of "Beneficial Ownership Limit" in the Resolution.

     3.5. Notwithstanding anything in the foregoing to the contrary, the Beneficial Ownership Limit and the Constructive Ownership Limit under the Certificate of Incorporation or the Resolution (including, without limitation, clauses (A) through (E) of the definition of "Beneficial Ownership Limit" may be modified by the Corporation's Board of Directors pursuant to subparagraph
(D)(10) of Article IV of the Certificate of Incorporation with the prior written consent of JRI, on behalf of the Jacobs Group and its members, and LebFam, on behalf of the Lebovitz Group and its members.

     3.6. The Corporation agrees not to initiate or endorse any proposal to shareholders to amend, in a manner adverse to the Jacobs Group or any member thereof or the Lebovitz Group or any member thereof, any of the provisions or definitions in (i) the amendment to its Certificate of Incorporation approved at the shareholders meeting contemplated under Section 4.15 of the Master Contribution Agreement or (ii) the Resolution except with the prior written consent of JRI, on behalf of the Jacobs Group and its members, and LebFam, on behalf of the Lebovitz Group and its members.

                                   ARTICLE IV

                          ADOPTION OF CHARTER AMENDMENT

     4.1. Once the Charter Amendment has been approved by the requisite vote of the Corporation's stockholders and has been adopted and become effective, the following references in this Agreement will be modified as follows:

          (i) references to "15.995%" shall become references to 18.995%;

          (ii) references to "31.99%" shall become references to "37.99%";

          (iii) references to 4,690,000 shall become references to 6,350,000;

          (iv) references to 6,300,000 shall become references to 7,960,000;

          (v) references to clauses (A), (B), (C), (D) and (E) of the definition of "Beneficial Ownership Limit" in the Resolution shall become references to clauses (B) through (F) of the definition of "Beneficial Ownership Limit" in the Certificate of Incorporation; and

          (vi) references to the "Constructive Ownership Limit" in the Resolution shall become references to the "Constructive Ownership Limit" as set forth in the Certificate of Incorporation.

     4.2. For periods prior to the adoption of the Charter Amendment, Sections
2.8 and 2.9 (and not Sections 2.8A and 2.9A) hereof shall be effective. Following the adoption of the Charter Amendment, Sections 2.8A and 2.9A (and not Sections 2.8 and 2.9) shall be effective.

     4.3. For periods following the adoption of the Charter Amendment, the Jacobs Permitted Ownership Amount and the Lebovitz Permitted Ownership Amount shall be calculated from September 25, 2000 as though the modifications set forth in Section 4.1 hereof had always been in effect.

                                    ARTICLE V

                                   AMENDMENTS

     5.1. This Agreement may not be amended or modified other than in writing executed by JRI on behalf of the Jacobs Group and its members and by LebFam on behalf of the Lebovitz Group and its members.

                                   ARTICLE VI

                                 ACKNOWLEDGMENT

     6.1 The parties hereto acknowledge and agree that Paragraph 5 of the Resolution shall have the effect of causing shares Beneficially or Constructively Owned by (i) the Lebovitz Group or its members in excess of the Lebovitz Permitted Ownership Amount or (ii) the Jacobs Group or its members in excess of the Jacobs Permitted Ownership Amount to become Shares-in-Trust pursuant to Article V of the Certificate of Incorporation.

                                   ARTICLE VII

                            THIRD PARTY BENEFICIARIES

     7.1. The members of the Jacobs Group and the Lebovitz Group shall be third party beneficiaries of the agreements set forth in Article III hereof.

                                  ARTICLE VIII

                                   TERMINATION

     8.1. This Agreement will terminate with respect the Lebovitz Group and its members, or the Jacobs Group and its members, at such time as such group and its members Beneficially Own and Constructively Own shares of the Company's Equity Stock (treating all Units held by such group and its members as converted or exchanged) representing, in the aggregate, less than the Standard Beneficial Ownership Amount.

                                   ARTICLE IX

                                  MISCELLANEOUS

     9.1. The parties hereto agree that this Agreement shall in all respects be governed by and construed in accordance with the internal laws of the State of Delaware

     9.2. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     9.3. If any provision hereof is held invalid or not enforceable to is fullest extent, such provision shall be enforced to the extent permitted by law, and the validity of the remaining provisions hereof shall not be affected thereby.

                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the 31st day of January, 2001.

                                        CBL & Associates Properties, Inc.

                                        By:
                                            ------------------------------
                                            Name:
                                            Title:


                                            CBL & Associates, Inc.

                                        By:
                                            ------------------------------
                                            Name:
                                            Title:


                                        LebFam, Inc.

                                        By:
                                            ------------------------------
                                            Name:
                                            Title:


                                        --------------------------------
                                        By: Charles B. Lebovitz


                                        -------------------------------
                                        By: Stephen D. Lebovitz


                                        Jacobs Realty Investors Limited
                                        Partnership

                                        By: JG Realty Investors Corp.,
                                            general partner

                                        By:
                                            ------------------------------
                                            Name:

                                            Title:


                                        ----------------------------------
                                        By: Richard E. Jacobs, solely as trustee
                                        for the Richard E. Jacobs Revocable
                                        Living Trust


                                        ----------------------------------
                                        By: Richard E. Jacobs, solely as trustee
                                        for the David H. Jacobs Marital Trust